UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2023

ACREAGE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

British Columbia, Canada	000-56021	98-1463868
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

366 Madison Ave., 14th Floor, New York, New York	10017
(Address of principal executive offices)	(Zip code)

(646) 600-9181

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class E subordinate voting shares	ACRHF	OTC Markets Group Inc.
Class D subordinate voting shares	ACRDF	OTC Markets Group Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On March 15, 2023, Acreage Holdings Inc. (“Acreage”) held a special meeting (the “Meeting”) of the issued and outstanding Class D subordinate voting shares of Acreage (the “Floating Shares” and such holders, the “Floating Shareholders”) to vote on the proposal set forth below, which is described in detail in Acreage’s definitive proxy statement and management information circular dated February 14, 2023 (the “Circular”).

At the Meeting, the Floating Shareholders voted to pass a special resolution (the “Arrangement Resolution”), the full text of which is set forth in Appendix “B” to the Circular, approving an arrangement agreement (the “Floating Share Arrangement Agreement”) with Canopy Growth Corporation (“Canopy”) and Canopy USA, LLC (“Canopy USA”), pursuant to which, subject to the terms and conditions of the Floating Share Arrangement Agreement, Canopy USA will acquire all of the issued and outstanding Floating Shares by way of a court-approved plan of arrangement under the Business Corporations Act (British Columbia) (the “BCBCA”) at a fixed exchange ratio of 0.45 of a common share of Canopy for each Floating Share (the “Floating Share Arrangement”) and as described in further detail in the Circular.

The following is a summary of the votes cast by all Floating Shareholders:

FOR	AGAINST	ABSTAIN
15,467,619	3,954,488	0

The Arrangement Resolution also required approval by at least a majority of votes cast at the Meeting by the Floating Shareholders, excluding the Floating Shares held by any “interested party”, any “related party” of an “interested party” or any “joint actor” (as such terms are defined in Multilateral Instrument 61-101 - Protection of Minority Security Holders in Special Transactions) (the “Disinterested Shareholders”), all as more particularly described in detail in the Circular.

The following is a summary of the votes cast by the Disinterested Shareholders:

FOR	AGAINST	ABSTAIN
14,620,729	3,954,488	0

Item 8.01	Other Events.

On March 16, 2023, Acreage issued a press release announcing that the Arrangement Resolution had been approved by the Floating Shareholders, including the Disinterested Shareholders. A copy of the press release is attached to this Current Report as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release, dated March 16, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACREAGE HOLDINGS, INC.

By:	/s/ Steve Goertz
Steve Goertz Chief Financial Officer

Date: March 16, 2023